UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☐	Definitive Proxy Statement
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VALEANT PHARMACEUTICALS INTERNATIONAL

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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EXPLANATORY NOTE
The following is a copy of a slide presentation used in connection with Valeant Pharmaceuticals International’s (“Valeant”) and Biovail Corporation’s (“Biovail”) joint conference call and live Internet webcast on June 21, 2010 relating to the Agreement and Plan of Merger, dated as of June 20, 2010, among Valeant, Biovail, Biovail Americas Corp. and Beach Merger Corp.

Valeant & Biovail Merger Investor Presentation New Platform for Growth Strong and Stable Cash Flow
June 21, 2010

Forward-looking Statements Caution Regarding Forward-Looking Information and “Safe Harbor” Statement
To the extent any statements made in this document contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and may be forward-looking information as defined under applicable Canadian securities legislation (collectively, “forward-looking statements”).
These forward-looking statements relate to, among other things, the expected benefits of the proposed merger such as efficiencies, cost savings, tax benefits, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of the com bined company; the expected timing of the completion of the transaction; and the expected payment of a one-time cash dividend. Forward-looking statements can generally be identified by the use of words such as “believe”, “anticipate”, “expect”, “estimate”, “intend”, “continue”, “plan”, “project”, “will”, “may”, “should”, “could”, “would”, “target”, “potential” and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Although certain of these statements set out herein are indicated above, all of the statements in this release that contain forward-looking statements are qualified by these cautionary statements. Although Valeant and Biovail believe that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties, and undue reliance should not be placed on such statements. Certain material factors or assumptions are applied in making forward-looking statements, including, but not limited to, factors and assumptions regarding the items outlined above. Actual results may differ materially from those expressed or implied in such statements. Important factors that could cause actual results to differ materially from these expectations include, among other things, the following: the failure to receive, on a timely basis or otherwise, the required approvals by Valeant and Biovail stockholders and government or regulatory agencies (including the terms of such approvals); the risk that a condition to closing of the merger may not be satisfied; the possibility that the anticipated benefits and synergies from the proposed merger cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of Valeant and Biovail operations will be greater than expected; the ability of the combined company to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the impact of legislative, regulatory, competitive and technological changes; the risk that the credit ratings of the combined company may be different from what the companies expect; and other risk factors relating to the pharmaceutical industry, as detailed from time to time in each of Valeant’s and Biovail’s reports filed with the Securities and Exchange Commission (“SEC”) and, in Biovail’s case, the Canadian Securities Administrators (“CSA”). There can be no assurance that the proposed merger will in fact be consummated.
Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found in the body of this release, as well as under Item 1.A. in each of Valeant’s and Biovail’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, and Item 1.A in each of Valeant’s and Biovail’s most recent Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2010. Valeant and Biovail caution that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to Valeant and Biovail, investors and others should carefully consider the foregoing factors and other uncertainties and potential events. Neither Biovail nor Valeant undertakes any obligation to update or revise any forward-looking statement, except as may be required by law.
Additional Information In connection with the proposed merger, Valeant and Biovail plan to file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of Valeant and Biovail that also constitutes a prospectus of each of Valeant and Biovail. Valeant and Biovail will mail the joint proxy statement/prospectus to their respective stockholders. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain the joint proxy statement/prospectus, as well as other filings containing information about Valeant and Biovail, free of charge, at the website maintained by the SEC at www.sec.gov and, in Biovail’s case, on SEDAR at www.sedar.com. You may also obtain these documents, free of charge, from Valeant’s website (www.valeant.com) under the tab “Investor Relations” and then under the heading “SEC Filings,” or by directing a request to Valeant, One Enterprise, Aliso Viejo, California, 92656, Attention: Corporate Secretary. You may also obtain these documents, free of charge, from Biovail’s website (www.biovail.com) under the tab “Investor Relations” and then under the heading “Regulatory Filings” and then under the item “Current SEC Filings,” or by directing a request to Biovail, 7150 Mississauga Road, Mississauga, Ontario, Canada, L5N 8M5, Attention: Corporate Secretary.
The respective directors and executive officers of Valeant and Biovail and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Valeant’s directors and executive officers is available in its definitive proxy statement filed with the SEC by Valeant on March 25, 2010, and information regarding Biovail directors and executive officers is available in its definitive proxy statement filed with the SEC and CSA by Biovail on April 21, 2010. These documents can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation will be included in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC and the CSA when they become available. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.1

Presenting Today • Bill Wells
Biovail Chief Executive Officer • Mike Pearson
Valeant Chairman and Chief Executive Officer 2

Overview • Transaction Overview
• Combined Company Profile • Operating Philosophy
• Integration Approach & Synergies • Roadmap to Completion
• Q&A 3

Transaction Overview

Compelling Strategic and Financial Benefits
Strategic Benefits Financial Benefits •Specialty pharmaceutical company •Anticipated to be cash EPS accretive focused on within first 12 growth & cash flow generation months post-close2 •Diversified by product line, •At least $175 million in annual cost therapeutic area and synergies in the geography second year •Scale, financial strength and •Combined operating cash flow of $575 complementary million, product lines accelerate growth opportunities ($750 million post synergies)1 •Strong and stable cash flows from legacy products •Four focused growth platforms: will support future growth • Specialty CNS • Dermatology •Substantial capital return to stockholders: • Valeant stockholders will receive a • Canada one-time special cash dividend of $16.77 per share prior to • Emerging markets/branded generics closing • New Valeant intends to pay an additional one-time •All platforms experiencing double $1.00 per share dividend to all digit growth1 stockholders after closing •Limited patent exposure •Financial efficiencies from Biovail’s corporate structure 1 Pro forma for trailing 12-months ending 3/31/10 2 Cash EPS is calculated as net income from continuing operations adjusted for certain items such as amortization expense, non-cash interest and other financing charges, deferred taxes, acquired in-process research and development and one-time and other special or restructuring charges, divided by the average number of shares determined on a fully-diluted basis. Accretion for Valeant stockholders assumes after tax return on the $16.77 per share dividend in excess of 0.8 percent annual return. 5

Transaction Highlights •Valeant stockholders receive one- time special cash dividend of $16.77 Terms per share prior to close and 1.7809 shares of Biovail common stock • Intended to qualify as tax-free reorganization for Valeant stockholders •Biovail stockholders receive 15% premium based on calculation of stock prices over last 10 trading days •Anticipate all stockholders of new Valeant receive additional one-time $1.00 per share special dividend by 12/31/10 Ownership 50.5% Biovail / 49.5% Valeant Board of •11 members: 5 Biovail, 5 Valeant, 1 additional independent Directors •Bill Wells, non-executive Chairman Management Mike Pearson, Chief Executive Officer Company Name Valeant Pharmaceuticals International, Inc. •$2.8 billion term loan facility; $250 million revolving facility for Financing liquidity • Provided by Goldman Sachs Bank USA, Morgan Stanley & Co. Incorporated, and Jefferies & Company, Inc. Transaction Expected before end of 2010 Close 6

Advantageous Corporate Structure
Biovail’s Enhanced Financial Corporate Performance Structure 7

Liquidity • Strong and growing anticipated operating cash flow allows for rapid deleveraging, while also providing for future growth
• Debt/total capitalization less than 40% • Available liquidity in excess of $500 million (includes $250 million revolving credit facility) 8

Combined Company Profile

Business Profile

On a trailing 12-month basis, 3/31/10

The New Valeant

Dermatology: ~$375 Million (~22%)

- Acanya Gel (Clindamycin Phosphate 1.2% and Benzoyl Peroxide 2.5%)
- Atralin (tretinoin) gel 0.05%
- CeraVe
- Zovirax (acyclovir) cream 5%
- hissyfit
- Dr Lewinn's Private Formula

Specialty CNS: ~$275 Million (~16%)

- Xenazine (tetrabenazine)
- Migranal
- Zelapar (selegiline HCl)

Canada: ~$160 Million (~9%)

- Tiazac XC
- Cesamet (nabilone)
- Ralivia
- Glumetza
- Laboratoire Dr Renaud

Emerging Markets / Branded Generics: ~$350 Million (~20%)

- Grossman
- ICN Polfa Rzeszów S.A.
- Espaven

Legacy/Other: ~$600 Million (~34%)

- Wellbutrin XL (bupropion HCl)
- Cardizem LA (diltiazem HCl) Tablets
- Ultram ER (tramadol HCl) Extended-Release Tablets

VALEANT Pharmaceuticals International

BIOVAIL

10

Operating Philosophy

New Valeant Operating Philosophy
Truly low cost operating • Minimal headquarters staff All managers work in addition to manage, structure • including CEO and Board • True performance-based pay • Avoid discovery Litmus test all development efforts Don’t bet on science, bet • through partnering Low cost, low risk programs — singles on management • and doubles, not home runs • Not overly dependent on any one product Invest in branded, or geography generic, and OTC across • Manage our risk — avoid gambling on NCEs • Acquiring under managed companies with multiple, select attractive marketed products has geographies higher returns than traditional R&D
12

New Valeant Operating Philosophy
Avoid the big guys in the • Broad indications in high profile therapeutics areas — areas where they are cardiovascular, oncology, neurology, vaccines strong • Countries — US, Western Europe, Japan, China • Primary care, building new diseases, blockbuster categories Do not fall in love with • Big pharma overpays for scarce “strategic” assets your assets — be willing • Ultimate scorecard is shareholder return to sell, partner, shut • If an asset is worth more to someone else, recognize it down • Spending on future indications before drug is Be prudent about approved • Building sales force—which is a commodity—ahead of investing ahead of need — demand curse of the industry • Infrastructure — either geographic, corporate • Deployment of capital is most important decision for Business Development is CEO and a CEO and line Board • Line management should be involved and select, responsibility negotiate, own and be held accountable for deals
13

New Valeant Operating Philosophy
Reinforces accountability — both in and Change is good — • beyond unit management change • New ideas, new energy It is usually inevitable anyways and quickly in • better for all parties in the end underperforming units Speed and lack of • Clear accountabilities, clear strategy bureaucracy is the • Clear performance metrics greatest advantage for a • No excuses culture small company • Positional power if not accompanied by open-mindedness, Embrace fact-based smarts, and track record is dangerous decision-making • Facts trump opinion • Meritocratic culture key
14

Integration Approach & Synergies

Successful Integration Track Record • Aton Pharma • Blaufarma • Bunker • Coria Labs • Delta • DermaTech • Dow Pharmaceutical Sciences • EMO-FARM • Private Formula International • Laboratoire Dr. Renaud • Prestwick Pharmaceuticals • Refissa • Tecnofarma • Tetrabenazine • Ultravate • Vital Science
• Wellbutrin XL
16

Synergies Overview • $175 million in annual cost synergies fully captured by second year
• Specific opportunities already jointly identified • Further upside opportunities through advantageous Biovail corporate structure
17

Roadmap to Completion

Next Steps • Subject to customary closing conditions and regulatory approvals including: • Valeant and Biovail stockholder approval • Anti-trust and competition law approvals • Expected to close before end of 2010 19

Compelling Strategic and Financial Benefits Strategic Benefits Financial Benefits •Specialty pharmaceutical company •Anticipated to be cash EPS accretive focused on within first 12 growth & cash flow generation months post-close2 •Diversified by product line, •At least $175 million in annual cost therapeutic area and synergies in the geography second year •Scale, financial strength and •Combined operating cash flow of $575 complementary million, product lines accelerate growth opportunities ($750 million post synergies)1 •Strong and stable cash flows from legacy products •Four focused growth platforms: will support future growth • Specialty CNS • Dermatology •Substantial capital return to stockholders: • Valeant stockholders will receive a • Canada one-time special cash dividend of $16.77 per share prior to • Emerging markets/branded generics closing • New Valeant intends to pay an additional one-time •All platforms experiencing double $1.00 per share dividend to all digit growth1 stockholders after closing •Limited patent exposure •Financial efficiencies from Biovail’s corporate structure 1 Pro forma for trailing 12-months ending 3/31/10 2 Cash EPS is calculated as net income from continuing operations adjusted for certain items such as amortization expense, non-cash interest and other financing charges, deferred taxes, acquired in-process research and development and one-time and other special or restructuring charges, divided by the average number of shares determined on a fully-diluted basis. Accretion for Valeant stockholders assumes after tax return on the $16.77 per share dividend in excess of 0.8 percent annual return. 20

Valeant & Biovail Merger Investor Presentation New Platform for Growth Strong and Stable Cash Flow June 21, 2010